UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  [   ]

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[   ]   Definitive Proxy statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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PARKERVISION, INC.

7915 Baymeadows Way, Suite 400

Jacksonville, Florida 32256

___________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 12, 2018

___________

Notice is hereby given that the annual meeting of shareholders (the “Annual Meeting”) of ParkerVision, Inc. (the “Company”, “we” or “our”), will be held on June 12, 2018 at 10:00 a.m. Eastern Time.  For your convenience, you may attend the Annual Meeting online at www.virtualshareholdermeeting.com/PRKR2018 or in person at 7915 Baymeadows Way, Jacksonville, Florida, 32256.

To participate in the Annual Meeting, you will need your 16-digit control number included with the notice of Internet availability of proxy materials or proxy card.  Instructions on how to attend and participate in the Annual Meeting online can be found at www.proxyvote.com or at www.virtualshareholdermeeting.com/PRKR2018.  You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.

At the Annual Meeting, the Company's shareholders will vote on the following proposals:

1.	To elect two nominees as Class II directors to the Board of Directors;
2.	to approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock;
3.	to approve an amendment to the amended and restated articles of incorporation of the Company to preserve the Company’s tax assets;
4.	to approve the additional issuance of shares to Aspire Capital pursuant to Nasdaq Listing Rule 5635(d);
5.	to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and
6.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The transfer books will not be closed for the Annual Meeting. The board of directors has fixed the close of business on April 13, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the Annual Meeting either online or in person, please vote your shares by proxy as promptly as possible. You may revoke your proxy if you so desire at any time before it is voted. For directions to be able to attend the Annual Meeting and vote in person, please contact the Company’s Corporate Secretary at (904) 732-6100.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2018: The Company’s proxy statement and annual report to security holders are available at https://www.proxyvote.com.

By Order of the Board of Directors

Cynthia Poehlman

Chief Financial Officer and Corporate Secretary

Jacksonville, Florida

April 30, 2018

PARKERVISION, INC.

___________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 12, 2018

___________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and the accompanying proxy materials are being furnished to our shareholders in connection with the solicitation of proxies by our board of directors (our “Board”) for use at our annual meeting of shareholders (the “Annual Meeting”) to be held Tuesday, June 12, 2018 at 10:00 a.m. Eastern Time for the following purposes:

1.	to elect two Class II members of the Board to hold office until the third ensuing annual meeting and until their respective successors are duly elected and qualified;
2.

to approve an amendment to the amended and restated articles of incorporation of the Company, as amended, to increase the number of authorized shares of common stock from 30,000,000 shares to 40,000,000 shares;

3.	to approve an amendment to the amended and restated articles of incorporation to preserve the Company’s tax assets (the “Protective Amendment”);
4.	to authorize the issuance of additional shares of the Company’s common stock to Aspire Capital, in accordance with Nasdaq Listing Rule 5635(d);
5.	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and
6.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be held at via live webcast at www.virtualshareholdermeeting.com/PRKR2018 and will begin promptly at 10 a.m. Eastern Time.  We encourage you to access the Annual Meeting prior to the start time.  Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.  You may also choose to attend the Annual Meeting in person at or at the Company’s offices located at 7915 Baymeadows Way, Jacksonville, Florida, 32256.  This proxy statement and the accompanying proxy materials will be sent or made available to shareholders on or about April 30, 2018.

Record Date and Voting Securities

Our Board has fixed the close of business on April 13, 2018 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  As of April 13, 2018, we had issued and outstanding 24,106,561 shares of common stock, par value $.01 per share, our only class of voting securities outstanding.   Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

Voting

There are several different methods shareholders can use to vote their shares:

1.

By Internet:  You can submit a proxy over the Internet to vote your shares by following the instructions provided either in the notice of Internet availability of proxy materials or on the proxy card or voting instruction form you received if you requested a full set of the proxy materials by mail or email;

2.

By telephone:  If you requested a full set of proxy materials by mail or email, you can submit a proxy over the telephone by following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received.  If you received a notice of Internet availability of proxy materials only, you can submit a proxy over the telephone to vote your shares by following the instructions at the Internet web address referred to in the notice;

3.

By mail:  If you requested and received a full set of the proxy materials by mail or email, you can submit a proxy by mail to vote your shares by completing, signing, and returning the proxy card or voting instruction form accompanying the proxy materials you received; or

4.

During the Annual Meeting:  You may vote virtually via the Internet during the Annual Meeting. If you desire to vote during the meeting, please follow the instructions for attending and voting during the Annual Meeting posted at www.virtualshareholdermeeting.com/PRKR2018.  Alternatively, you may vote in person at the Annual Meeting by submitting the ballot that will be provided to you at the Annual Meeting.

Shareholders of Record and Shareholders Who Hold Shares in “Street Name”

If your shares of stock are registered in your name on the books and records of our transfer agent, you are the shareholder of record. If your shares of stock are held for you in the name of your broker, bank or other nominee, your shares are held in “street name.”

If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.  If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions.

If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our directors, approval of the amendments to our amended and restated articles of incorporation and approval of the issuance of additional shares of our common stock pursuant to Nasdaq Listing Rule 5635(d), unless it receives voting instructions from you. To ensure that your vote is counted, please (i) communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, (ii) obtain a legal proxy and vote online using the instructions posted on the Internet, (iii) or obtain a legal proxy and arrange to attend the Annual Meeting in person.

Proxies and Revocation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting. By giving your proxy, you are appointing as your proxies the persons that have been designated by our Board. Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your instructions. If no instructions are given, proxies given by a shareholder will be voted “FOR” the election of each of the director nominees, “FOR” the amendment to our amended and restated articles of incorporation increasing the number of authorized shares of common stock, “FOR” the Protective Amendment, “FOR” the approval of the issuance of additional shares of our common stock to Aspire Capital, and “FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm. With respect to any other proposal that properly comes before the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion, to the extent permitted by applicable laws and regulations.

Any proxy may be revoked by (i) submitting a written notice of revocation that is received by our Corporate Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting online or in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy. Shareholders may send written notice of revocation to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

Quorum and Required Vote

The presence, in person, including online attendance, or by proxy, of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (“broker non-vote”). The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

Director Election. The directors will be elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the highest number of votes in their favor will be elected as our directors. Consequently, any shares not voted “FOR” a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee’s favor. Shareholders do not have cumulative voting rights for directors.

Amendments to the Amended and Restated Articles of Incorporation, Approval to Issue Additional Shares to Aspire Capital, and Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm .   The approval of the amendment to our amended and restated articles of incorporation to increase the number of authorized shares of common stock, the approval of the Protective Amendment, the approval of the issuance of additional shares of common stock to Aspire Capital, and the appointment of BDO USA, LLP as our independent registered public accounting firm each require the affirmative vote of a majority of the votes cast at the Annual Meeting.  Abstentions are counted as “votes cast” with respect to the proposals and, therefore have the same effect as a vote against the proposals.  Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposals, and therefore will have no effect on the vote.

Other Matters. All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting, unless the governing corporate law, our amended and restated articles of incorporation or our bylaws require otherwise. Abstentions from voting are counted as “votes cast” with respect to the proposal and, therefore have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposal, and will have no effect on the vote.

Appraisal Rights

No appraisal rights are available under Florida law, our amended and restated articles of incorporation or our bylaws if you dissent from or vote against any of the proposals to be presented at the Annual Meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting.  We have retained Advantage Proxy to act as a proxy solicitor in conjunction with the Annual Meeting.  We have agreed to pay Advantage Proxy a fee of $5,500, plus reasonable out-of-pocket expenses.  If you are a shareholder and have questions about the proposals including the procedures for voting your shares, please contact Advantage Proxy toll free at 1-877-870-8565 or by email at ksmith@advantageproxy.com.  Our officers and other employees, without additional remuneration, may also assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. We will bear the cost of this proxy solicitation. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (“Annual Report”), which contains our audited financial statements, is being sent or made available to our shareholders along with this proxy statement.  We will provide to you exhibits to the Annual Report upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if a request is sent in writing to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

PROPOSAL I:  ELECTION OF DIRECTORS

General

Our Board is divided into three classes with only one class of directors typically being elected in each year and each class serving a three-year term.  The term of office of our Class II directors expires at this year’s Annual Meeting.  In April 2018, our Board decreased its size from nine to eight, eliminating one of the Class II director positions, effective as of the date of this Annual Meeting.  In connection with the decrease in Board size, David Sorrells, a current Class II director, will retire from our Board effective as of the Annual Meeting. Our Board has nominated Messrs. Papken der Torossian and Frank Newman for re-election, both of whom are current Class II directors.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected.  Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees.  In case any of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons appointed as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their judgment.

Directors and Director Nominees

Name	Age	Position with the Company
Papken der Torossian	79	Class II Director Nominee Audit Committee, Compensation Committee (chair)
William Hightower	74	Class I Director Audit Committee, Nominating & Corporate Governance Committee (chair)
John Metcalf	67	Class III Director Audit Committee (chair), Compensation Committee
Frank Newman	76	Class II Director Nominee Audit Committee, Compensation Committee (chair)
Jeffrey Parker	61	Chairman of the Board and Chief Executive Officer
Paul A. Rosenbaum	75	Class III Director
David Sorrells	59	Chief Technical Officer and Class II Director
Robert Sterne	66	Director Nominating & Corporate Governate Committee
Nam Suh	82	Class I Director Compensation Committee, Nominating & Corporate Governate Committee

Papken der Torossian, Class II Director Nominee

Papken der Torossian has been a director of ours since June 2003.  Since 1997, Mr. der Torossian has served as the president and chief executive officer of Crest Enterprises, LLC, a privately-held consulting and investment company.  Mr. der Torossian has extensive experience as chairman and chief executive of a number of semiconductor and technology-based companies.  Mr. der Torossian was chief executive officer of Silicon Valley Group, Inc. (“SVGI”) from 1986 until 2001 when it was acquired by ASML.  Prior to his joining SVGI, from 1981 until 1986, he was president and chief executive officer of ECS Microsystems, a communications and personal computer company that was acquired by Ampex Corporation where he stayed on as a manager for a year. From 1976 to 1981, Mr. der Torossian was president of the Santa Cruz Division of Plantronics where he also served as vice president of the Telephone Products Group. Previous to that, he spent four years at Spectra-Physics, Inc. and 12 years with Hewlett-Packard in a variety of management positions.

From August 2007 until its acquisition in 2016, Mr. der Torossian has served as a director and a member of the compensation committee and nominating and governance committees of Atmel Corporation, a publicly traded company. Among other qualifications, Mr. der Torossian has over two decades of experience in engineering and has demonstrated accomplishments as chief executive officer and chairman of several high technology public and private companies.  Mr. der Torossian also has a relevant network in the technology community as well as relevant operating experience with small, high growth companies.

William Hightower, Class I Director

William Hightower has been a director of ours since March 1999.  Mr. Hightower has extensive experience as an executive officer and operating officer for both public and private companies in a number of industries, including telecommunications. From September 2003 to his retirement in November 2004, Mr. Hightower served as our president. Mr. Hightower was the president and chief operating officer and a director of SVGI, from August 1997 until May 2001. SVGI was a publicly held company which designed and built semiconductor capital equipment tools for chip manufacturers. From January 1996 to August 1997, Mr. Hightower served as chairman and chief executive officer of CADNET Corporation, a developer of network software solutions for the architectural industry. From August 1989 to January 1996, Mr. Hightower was the president and chief executive officer of Telematics International, Inc. Among other qualifications, Mr. Hightower’s longevity on our Board provides him with a historical perspective and a relevant understanding of both our target markets and our industry as a whole.

John Metcalf, Class III Director

John Metcalf has been a director of ours since June 2004.  From November 2002 until his retirement in July 2010, Mr. Metcalf was a partner with Tatum LLC, the largest executive services and consulting firm in the U.S. Mr. Metcalf has 18 years’ experience as a chief financial officer.  From July 2006 to September 2007, Mr. Metcalf served as chief financial officer for Electro Scientific Industries, Inc., a provider of high-technology manufacturing equipment to the global electronics market. From June 2004 to July 2006, Mr. Metcalf served as chief financial officer for Siltronic AG.

From August 2011 to February 2013, Mr. Metcalf served on the board of directors and was chairman of the audit, compensation, and nominating committees of Trellis Earth Products, Inc, a privately held company.  From June 2007 until July 2011, Mr. Metcalf served on the board of directors and was chairman of the audit committee of EnergyConnect Group, Inc. (formerly Microfield Group, Inc.), a publicly traded company that was acquired by Johnson Controls, Inc. in July 2011.  Among other qualifications, Mr. Metcalf has extensive experience in the semiconductor industry, an in-depth understanding of generally accepted accounting principles, financial statements and SEC reporting requirements, and satisfies the audit committee requirement for financial expertise.

Frank Newman, Class II Director Nominee

Frank Newman has been a director of ours since December 2016.  Mr. Newman has served since 2011 as chairman of Promontory Financial Group China Ltd., an advisory group for financial institutions and corporations in China.  From 2005 to 2010, he served as chairman and chief executive officer of Shenzhen Development Bank, a national bank in China.  Prior to 2005, Mr. Newman served as chairman, president, and chief executive officer of Bankers Trust and chief financial officer of Bank of America and Wells Fargo Bank.

Mr. Newman served as Deputy Secretary of the U.S. Treasury from 1994 to 1995 and as Under Secretary of Domestic Finance from 1993 to 1994.  He has authored two books and several articles on economic matters, published in the U.S., mainland China, and Hong Kong.

Mr. Newman has served as a director for major public companies in the U.S., United Kingdom, and China, and as a member of the Board of Trustees of Carnegie Hall. He earned his BA, magna cum laude in economics, at Harvard.  Mr. Newman brings a substantial knowledge of international banking and business relationships to the Board.  His contacts, particularly in China, including Hong Kong, could prove valuable to the Company’s international strategies.  In addition, his financial background adds an important expertise to the Board with regard to financing future business opportunities.

Jeffrey Parker, Class I Director

Jeffrey Parker has been the chairman of our Board and our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. From March 1983 to August 1989, Mr. Parker served as executive vice president for Parker Electronics, Inc., a joint venture partner with Carrier Corporation performing research, development, manufacturing, and sales and marketing for the heating, ventilation and air conditioning industry. Mr. Parker is a named inventor on 31 U.S. patents. Among other qualifications, as chief executive officer, Mr. Parker has relevant insight into our operations, our industry, and related risks as well as experience bringing disruptive technologies to market.

Paul A. Rosenbaum, Class III Director

Paul A. Rosenbaum has been a director of ours since December 2016.  Mr. Rosenbaum has extensive experience as a director and executive officer for both public and private companies in a number of industries.  Since 1994, Mr. Rosenbaum has served as chief executive of SWR Corporation, a privately-held corporation that designs, sells, and markets specialty industrial chemicals.  Since 2009, Mr. Rosenbaum has been a member of the Providence St. Vincent Medical Foundation Council of Trustees, and previously served as president of the Council.  In addition, from September 2000 until June 2009, Mr. Rosenbaum served as chairman and chief executive of Rentrak Corporation (“Rentrak”), a Nasdaq publicly traded company that provides transactional media measurement and analytical services to the entertainment and media industry.   From June 2009 until July 2011, Mr. Rosenbaum served in a non-executive capacity as chairman of Rentrack.  From 2007 until 2016, Mr. Rosenbaum served on the Board of Commissioners for the Port of Portland, including as vice chairman from 2012 to 2016.

Mr. Rosenbaum was chief partner in the Rosenbaum Law Center from 1978 to 2000 and served in the Michigan Legislature from 1972 to 1978, during which time he chaired the Michigan House Judiciary Committee, was legal counsel to the Speaker of the House of the state of Michigan and wrote and sponsored the Michigan Administrative Procedures Act. Additionally, Mr. Rosenbaum served on the National Conference of Commissioners on Uniform State Laws, as vice chairman of the Criminal Justice and Consumer Affairs Committee of the National Conference of State Legislatures, and on a committee of the Michigan Supreme Court responsible for reviewing local court rules.

David Sorrells, Class II Director

David Sorrells has been our chief technical officer since September 1996 and has been a director of ours since January 1997.  Mr. Sorrells’ term as a Class II director expires at the Annual Meeting.  He is one of the leading inventors of our core technologies. From June 1990 to September 1996, Mr. Sorrells served as our engineering manager. He is a named inventor on 190 U.S. patents and a number of corresponding foreign patents. Among other qualifications, Mr. Sorrells has an in-depth understanding of our technologies and their relevance to target markets

Robert Sterne, Class III Director

Robert Sterne has been a director of ours since September 2006 and also served as a director of ours from February 2000 to June 2003. Since 1978, Mr. Sterne has been a partner of the law firm of Sterne, Kessler, Goldstein & Fox PLLC, specializing in patent and other intellectual property law. Mr. Sterne provides legal services to us as one of our patent and intellectual property attorneys.

Mr. Sterne has co-authored numerous publications related to patent litigation strategies.  He has received multiple awards for contributions to intellectual property law including Law 360’s 2016 Top 25 Icons of IP and the Financial Times 2015 Top 10 Legal Innovators in North America.  Among other qualifications, Mr. Sterne has an in-depth knowledge of our intellectual property portfolio and patent strategies and is considered a leader in best practices and board responsibilities concerning intellectual property.

Nam Suh, Class I Director

Nam Suh has been a director of ours since December 2003. Dr. Suh served as the president of Korea Advanced Institute of Science and Technology from July 2006 to February 2013.  He is a member of the board of trustees of King Abdullah University of Science and Technology of Saudi Arabia and a member of a number of advisory organizations, including the International Advisory Board of King Fahd University of Science and Technology and the Research Advisory Board of Arcelik of Istanbul, Turkey.

Dr. Suh is currently the Cross Professor Emeritus at the Massachusetts Institute of Technology (“MIT”) where he had been a member of the faculty since 1970.  At MIT, Dr. Suh held many positions including director of the MIT Laboratory for Manufacturing and Productivity, head of the department of Mechanical Engineering, director of the MIT Manufacturing Institute, and director of the Park Center for Complex Systems.  In 1984, Mr. Suh was appointed the assistant director for Engineering of the National Science Foundation by President Ronald Reagan and confirmed by the U.S. Senate.

From 2005 to 2009, Dr. Suh served on the board of directors of Integrated Device Technology, Inc., a Nasdaq -listed company that develops mixed signal semiconductor solutions, and, from 2004 to 2007, he served on the board of directors of Therma-Wave, Inc., a Nasdaq -listed company that manufactures process control metrology systems for use in semiconductor manufacturing.

Dr. Suh has significant experience with technology innovation and the process of new product introduction, including an invention selected as one of the 10 Emerging Technologies of the world by the 2013 World Economic Forum of Davos and 50 most promising new inventions of 2010 by TIME magazine.  Dr. Suh is a widely published author of approximately 300 articles and ten books on topics related to tribology, manufacturing, plastics, design, and large systems.  Dr. Suh has approximately 100 patents, some of which relate to electric vehicles, polymers, tribology, and design. He has received many national and international honors and awards, including the NSF Distinguished Service Award, 2009 ASME Medal, and nine honorary doctorates from various universities on four continents.  Dr. Suh has a relevant professional network in the Korean community as well as relevant experience with Korean culture and commerce.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE CLASS II DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the Board believes are “best practices.” A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from our website at http://www.parkervision.com.

Leadership Structure

The decision as to who should serve as Chairman of the Board, who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is the responsibility of our Board. The members of our Board possess considerable experiences and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs. Our Board does not believe that our size or the complexity of our operations warrants a separation of the Chairman of the Board and Chief Executive Officer functions. Furthermore, our Board believes that combining the roles of Chief Executive Officer and Chairman of the Board promotes leadership and direction for the Board and for executive management, as well as allowing for a single, clear focus for the chain of command.

Accordingly, the Board believes that the most effective leadership structure for us at this time is for Mr. Parker to serve as both Chairman of the Board and Chief Executive Officer. Mr. Parker is one of our founders and has been our Chairman of the Board and our Chief Executive Officer since our inception in August 1989. The Board believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of our strategic plan. Mr. Parker’s leadership, in both his Chairman of the Board and Chief Executive Officer roles, continues to ensure that we remain dedicated to and focused on both our short and long-term objectives. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

Our common stock is listed on the Nasdaq Capital Market of The Nasdaq Stock Market, LLC (“Nasdaq”), and we follow the rules of Nasdaq in determining if a director is independent. The Board consults with our counsel to ensure that the Board’s determinations regarding the independence of directors are consistent with the rules of Nasdaq and all relevant securities laws and regulations.  Consistent with these considerations, the Board affirmatively has determined that Messrs. Der Torossian, Hightower, Metcalf, Newman, Rosenbaum, Sterne, and Suh are our current independent directors. Mr. Parker is not considered independent due to his current employment by us.  Additionally, Mr. Sorrells, who served as a director during 2017, was not considered an independent director due to his employment by us.

Risk Management and Board Oversight

The Board as a whole works with our management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether our programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with our business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession. The finance committee considers potential short and long-term funding strategies and considers the risks associated with acceptance of any given funding strategy.  Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2017, our Board met seven times and acted by unanimous consent seven times. All of our directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served.  The directors are strongly encouraged to attend meetings of shareholders. All of our directors attended our 2017 annual meeting of shareholders.

The Board has three separately standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge at http://www.parkervision.com.

Audit Committee

Messrs. Metcalf (Chair), Hightower and Der Torossian are the current members of our audit committee.  During the fiscal year ended December 31, 2017, the audit committee met four times and acted by unanimous consent one time.  The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors. The audit committee also reviews and recommends to the Board whether or not to approve transactions between us and an officer, director, or other related party. The purpose and responsibilities of our audit committee are set forth in full in the committee’s charter. The report of the audit committee is included on page 33 of this proxy statement.

Audit Committee Financial Expert

The Board has determined that John Metcalf is an audit committee financial expert within the meaning of the rules and regulations of the Securities and Exchange Commission (“SEC”) and is independent as determined in accordance with the rules of Nasdaq for audit committee members. In addition, we must certify to Nasdaq that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s “financial sophistication.”  Our Board has determined that Mr. Metcalf’s qualifications also satisfy Nasdaq’s definition of financial sophistication.

Compensation Committee

Messrs. Der Torossian (Chair), Metcalf and Suh are the current members of our compensation committee.   During the fiscal year ended December 31, 2017, the compensation committee met twice and acted by unanimous consent twice. The functions of the compensation committee include oversight of the development, implementation and effectiveness of our compensation philosophy, policies and strategies and oversight of the regulatory compliance and reporting requirements with respect to compensation and related matters. Our compensation committee has overall responsibility for evaluating and approving our executive officer incentive compensation, benefit, severance, equity-based and other compensation plans, policies and programs.  When applicable, the compensation committee also is responsible for discussing and reviewing with management the compensation discussion and analysis that we include in our filings with the SEC. The purpose and responsibilities of our compensation committee are set forth in full in the committee’s charter.

Compensation Committee Policies and Procedures

The compensation committee typically reviews the elements of compensation for our executive officers annually and, subject to any existing employment agreements, sets each element of compensation for the chief executive officer and the other executive officers, including annual base salary, annual incentive bonus, equity compensation. The compensation committee also periodically reviews the terms of employment agreements with our executive officers, including in connection with any new hire or the expiration of any existing employment agreements.  The compensation committee also makes recommendations to the Board with respect to compensation plans, policies and programs, administers our equity incentive plans and executive officers’ performance bonus plans, and prepares the compensation committee report for our annual proxy statement.

Our chief executive officer occasionally attends the compensation committee’s meetings, at the request of the compensation committee.  To assist the compensation committee in making its compensation determinations, our chief executive officer evaluates the performance of the other executive officers and key employees and makes recommendations regarding their compensation to the committee for its consideration and determination. In addition the chief executive officer, chief financial officer and human resource management personnel make recommendations to the committee with regard to overall pay strategy including program designs, annual incentive plan design, and long-term incentive plan design for all employees. Human resource management provides the compensation committee with market information and relevant data analysis as requested. Executive officers do not determine any element or component of their own pay package or total compensation amount. The chief executive officer is not present for any discussions of his own compensation.

The compensation committee retains sole authority to engage compensation consultants including determining the nature and scope of services, approving the amount of compensation for those services, and receiving the analyses resulting from those services.   The compensation committee assesses the independence of any consultants pursuant to SEC and Nasdaq rules.  Although our compensation committee has, from time to time, engaged a compensation consultant to assist in various compensation matters, no consultants were engaged in 2017.

Nominating and Corporate Governance Committee

Messrs. Hightower (Chair), Sterne and Suh are the current members of our nominating and corporate governance committee.  During the fiscal year ended December 31, 2017, the nominating and corporate governance committee met twice. The functions of the nominating and corporate governance committee include identification and recommendation of director nominees qualified to serve on the Board and recommendation to the Board of corporate governance guidelines for our company. The purpose and responsibilities of our nominating and corporate governance committee are set forth in full in the committee’s charter.

Director Nomination Process

The nominating and corporate governance committee considers persons identified by its members, management, shareholders, potential investors, investment bankers and others with the objective of having a Board with diverse perspectives and skills. The committee does not distinguish among nominees recommended by shareholders and other persons. Each individual is evaluated in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.

The nominating and corporate governance committee is responsible for assessing the appropriate balance of skills and characteristics required of Board members. Nominees for director are selected on the basis of, among other things, experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness and ability to devote adequate time to Board duties. Nominees for director are assessed based on the needs of the Board at that point in time and with an objective of ensuring diversity in background, experience and viewpoints of Board members. Though the committee does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates.

Shareholders and others wishing to suggest candidates to the nominating committee for consideration as directors must submit written notice to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256, who will provide it to the nominating committee. We also have a method by which shareholders may nominate persons as directors, which is described in the section “Shareholder Proposals and Nominations” on page 39 of this proxy statement. We did not receive any recommendations or nominations from shareholders for this Annual Meeting.

Code of Ethics

The Board has adopted a code of ethics that is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others. A copy of the code of ethics may be found on our website at http://www.parkervision.com.

Shareholder Communications

Shareholders may contact the Board or individual members of the Board by writing to them in care of the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256. The Corporate Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by our independent directors.

Compensation of Outside Directors

Director Compensation Arrangements

Our standard non-employee director compensation program provides for cash retainers for service on the Board and Board committees.   Committee fees are structured in such a way as to provide distinction between compensation for committee members and chairpersons and between the responsibilities of the various committees.   We provide the following cash compensation to non-employee directors:

•	each non-employee director receives an annual cash retainer of $37,500;

•

each non-employee director who serves as a member of our audit committee receives an annual cash retainer of $7,500; each non-employee director who serves as a member of our compensation committee receives an annual cash retainer of $5,000; and each non-employee director who serves as a member of our nominating and corporate governance committee receives an annual cash retainer of $2,500; and

•

each non-employee director who serves as the chair of our audit committee receives an annual cash retainer of $15,000; each non-employee director who serves as the chair of our compensation committee receives an annual cash retainer of $10,000; and each non-employee director who serves as the chair of our nominating and corporate governance committee receives an annual cash retainer of $5,000.

Our standard director compensation program includes annual equity-based compensation to our non-employee directors with an aggregate grant-date fair value of approximately $150,000.  The equity-based compensation is in the form restricted stock units (“RSUs”), nonqualified stock options, or a combination thereof, at the election of each Director prior to the grant date.  The Director equity compensation awards generally vest on the one-year anniversary of the grant date and are forfeited if the director resigns or is removed from the Board for cause prior to the vesting date.

Two of our directors, Messrs. Newman and Rosenbaum, who were appointed in December 2016 to fill vacancies created by our expansion of the Board size from seven to nine, waived all cash fees for director and committee service through December 2018 and each received 50,000 share options and 50,000 RSUs.  Twenty percent of the equity awards vested upon grant and the remaining portion of the awards vest in eight equal quarterly increments through December 2018.

We reimburse our non-employee directors for their reasonable expenses incurred in attending meetings and we encourage participation in relevant educational programs for which we reimburse all or a portion of the costs incurred for these purposes.

Directors who are also our employees are not compensated for serving on our Board.  Information regarding compensation otherwise received by our directors who are also named executive officers is provided under “Executive Compensation.”

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($) [1]	Stock Awards ($) [2]		Option Awards ($) [2]		Total ($)
(a)	(b)	(c)		(d)		(e)
Papken der Torossian	$55,000	$150,000	[3]	$-	[3]	$205,000
William Hightower	50,000	150,000	[3]	-	[3]	$200,000
John Metcalf	57,500	75,000	[4]	75,000	[4]	$207,500
Frank Newman	-	-	[5]	-	[5]	$-
Paul Rosenbaum	-	-	[5]	-	[5]	$-
Robert Sterne	40,000	-	[6]	150,000	[6]	$190,000
Nam Suh	45,000	75,000	[4]	75,000	[4]	$195,000

1   Amount represents fees earned for 2017 annual board and committee retainers. Certain of our directors have voluntarily deferred payment of all or a portion of cash fees earned in 2017.

2   The amounts represented in columns (c) and (d) represent the full grant date fair value of share-based awards in accordance with Accounting Standards Codification 718 (“ASC 718”).  Refer to Note 10 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of our share-based awards.

3   At December 31, 2017, Messrs. der Torossian and Hightower each have an aggregate of 75,757 unvested RSUs and 31,121 nonqualified stock options outstanding.

4   At December 31, 2017, Mr. Metcalf has 37,878 unvested RSUs and 77,178 nonqualified stock options outstanding.

5   At December 31, 2017, Messrs. Newman and Rosenbaum each have 20,000 unvested RSUs and 50,000 nonqualified stock options outstanding.

6   At December 31, 2017, Mr. Sterne has 127,856 nonqualified stock options outstanding.

7   At December 31, 2017, Mr. Suh has 37,878 unvested RSUs and 79,488 nonqualified stock options outstanding.  In addition, Mr. Suh has 250 RSUs that are vested for which he deferred distribution until his retirement from the Board.

EXECUTIVE COMPENSATION

Executive Officers

Name	Age	Position with the Company
Jeffrey Parker	61	Chairman of the Board and Chief Executive Officer (“CEO”)
Cynthia Poehlman	51	Chief Financial Officer and Corporate Secretary (“CFO”)
David Sorrells	59	Chief Technical Officer and Director (“CTO”)
John Stuckey	47	Chief Marketing Officer (“CMO”)
Gregory Rawlins	60	Chief Technical Officer – Heathrow (“CTO - Heathrow”)

Jeffrey Parker has served as our chairman and chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. Refer to Mr. Parker’s biography set forth above in the section entitled “Proposal I – Election of Directors.”

Cynthia Poehlman has been our chief financial officer since June 2004 and our corporate secretary since August 2007. From March 1994 to June 2004, Ms. Poehlman was our controller and our chief accounting officer. Ms. Poehlman has been a certified public accountant in the state of Florida since 1989.

David Sorrells has been our chief technical officer since September 1996. Refer to Mr. Sorrells’ biography set forth above in the section entitled “Proposal I – Election of Directors.”

John Stuckey has been our chief marketing officer since July 2017 and our vice-president of corporate strategy and business development since July 2004.  Prior to July 2004, Mr. Stuckey spent five years at Thomson, Inc. where he most recently served as director of business development.

Gregory Rawlins, Ph.D. became the chief technology officer for our Heathrow, Florida location in July 2017.  Prior to July 2017, Dr. Rawlins served as our chief staff scientist since 2000 when we acquired Signal Technologies, Inc., a wireless and integrated circuit design engineering company that he founded in 1987 and where he served as chief executive officer.  Dr. Rawlins has received several IEEE awards including Engineer of the Year in 1987, Entrepreneur of the Year in 1995, and Lifetime Achievement Award in Engineering in 2011.

Summary Compensation Table

The following table summarizes the total compensation of each of our “named executive officers” as defined in Item 401(m) of Regulation S-K (the “Executives”) for the fiscal years ended December 31, 2017 and 2016. Given the complexity of disclosure requirements concerning executive compensation, and in particular with respect to the standards of financial accounting and reporting related to equity compensation, there is a difference between the compensation that is reported in this table versus that which is actually paid to and received by the Executives. The amounts in the Summary Compensation Table that reflect the full grant date fair value of an equity award, do not necessarily correspond to the actual value that has been realized or will be realized in the future with respect to these awards.

(a)	(b)	(c)	(d)	(e)		(f)		(g)		(h)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other ($)		Total ($)
Jeffrey Parker, CEO	2017	$325,000	$-	$198,000	[2]	$31,012	[2]	$24,000	[3]	$578,012
	2016	325,000	-	490,400		-		24,000	[3]	839,400
Cynthia Poehlman, CFO	2017	225,000	-	99,000	[2]	31,012	[2]	750	[4]	355,762
	2016	225,000	-	306,500		-		750	[4]	532,250
David Sorrells, CTO	2017	275,625	1,003	-		31,012	[2]	2,535	[4]	310,175
	2016	275,625	-	306,500		-		2,535	[4]	584,660
John Stuckey, CMO	2017	250,000	-	99,000	[2]	31,012	[2]	1,263	[4]	381,275
	2016	250,000	-	-		-		1,263	[4]	251,263
Gregory Rawlins, CTO Heathrow	2017	250,000	-	99,000	[2]	27,604	[2]	-		376,604

1   The amounts represented in columns (d) and (e) represents the full grant date fair value of stock awards in accordance with ASC 718.  Refer to Note 10 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

2   Stock award vests over four equal quarterly increments beginning on August 31, 2017 and ending on May 31, 2018.

3   Represents an automobile allowance in the amount of $24,000.

4   Represents the dollar value of premiums paid by us for life insurance for the benefit of the executive.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information concerning the outstanding equity awards, including unexercised options, unvested stock and equity incentive awards, as of December 31, 2017 for each of our Executives:

	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market Value of shares or units of stock that have not vested ($)(1)
Name	(a)	(b)		(c)	(d)	(e)		(f)
Jeffrey Parker	100,000	-		$8.90	10/15/2018
	60,000	-		28.30	7/16/2019
	10,000	10,000	[2]	1.98	8/15/2024	50,000	[2]	53,000
Cynthia Poehlman	24,000	-		8.90	10/15/2018
	12,500	-		28.30	7/16/2019
	10,000	10,000	[2]	1.98	8/15/2024	25,000	[2]	26,500
David Sorrells	46,500	-		8.90	10/15/2018
	30,000	-		28.30	7/16/2019
	10,000	10,000		1.98	8/15/2024
John Stuckey	23,150	-		8.90	10/15/2018
	12,500	-		28.30	7/16/2019
	10,000	10,000	[2]	1.98	8/15/2024	25,000	[2]	26,500
Gregory Rawlins	4,167	-		8.90	10/15/2018
	12,501	-		28.30	7/16/2019
	10,000	10,000	[2]	1.98	8/15/2024	25,000	[2]	26,500

1   The market value of the award is based on the December 29, 2017 closing price of $1.06.

2   Unexerciseable options and outstanding stock awards for each Executive vest in two equal increments on February 28, 2018 and May, 31, 2018.

We do not have employment agreements with any of our Executives.  We have non-compete arrangements in place with all of our employees, including our Executives that impose post-termination restrictions on (i) employment or consultation  with competing companies or customers, (ii) recruiting or hiring employees for a competing company, and (iii) soliciting or accepting business from our customers.

PROPOSAL II: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On April 13, 2018, the Board unanimously adopted a resolution proposing to amend our amended and restated articles of incorporation to increase the number of authorized shares of common stock, $0.01 par value, from 30,000,000 shares to 40,000,000 shares, and recommending the proposed amendment (the “Amendment”) to our shareholders for approval. The form of Amendment is attached as Annex A to this proxy statement.

As of April 13, 2018, the record date for the Annual Meeting, 24,106,561 shares of our common stock were issued and outstanding. In addition, as of such date, 1,400,154 shares of common stock were subject to outstanding options or RSUs, 420,000 shares of common stock were subject to outstanding warrants, and 750,069 shares of common stock were reserved for issuance under our equity compensation plans. Our amended and restated articles of incorporation also authorize us to issue 15,000,000 shares of preferred stock, $1.00 par value, none of which were issued and outstanding as of the record date.

The Board believes approval of the Amendment is in the best interests of the Company and its shareholders. The authorization of additional shares of common stock will enable us to meet our obligations under our equity compensation plans and outstanding options and warrants, while retaining flexibility to respond to future business needs and opportunities. For example, the additional shares may be used for financing our business, for acquiring other businesses, or for forming strategic partnerships and alliances.

If the Amendment is approved, the Board will be authorized to issue the additional shares of common stock for which authorization is sought, in its discretion, without further approval of the shareholders, and the Board does not intend to seek shareholder approval prior to any issuance of the shares of common stock, unless shareholder approval is required by applicable law or securities exchange rules. Although we review from time to time various transactions that could result in the issuance of common stock, we have no current plan, agreement, commitment, understanding or arrangement to issue additional shares of our common stock, except for the common stock purchase agreement with Aspire Capital discussed in Proposal IV,  issuances of common stock upon the exercise of our outstanding options and warrants, and issuances of common stock upon vesting of our outstanding RSUs.

We note that, if the shareholders approve Proposal III, the ownership limitation set forth in Proposal III will apply to newly issued shares of our common stock, including the shares sought to be authorized in the Amendment.

The additional shares of common stock for which authorization is sought would be identical to the shares of common stock we are presently authorized to issue. Holders of our common stock do not have preemptive rights to subscribe to additional securities which may be issued by us. The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of our common stock voted in an election of directors can elect all of our directors. The holders of our common stock are entitled to receive dividends when, as, and if declared by the Board out of funds legally available therefor. We have never paid dividends on our shares of common stock. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining available for distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. There are no redemption or sinking fund provisions applicable to the common stock.

The issuance of additional shares of common stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our capital stock. It may also adversely affect the market price of the common stock. However, if the issuance of additional shares of common stock allows us to pursue our business plan and grow our business, the market price of our common stock may increase.

While not intended as an anti-takeover provision, the additional shares of common stock for which authorization is sought could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of common stock to purchasers who would oppose a takeover or favor the current Board. Although the Amendment has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the

Company, and the Amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Amendment. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal II.  Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.  Neither Florida law, nor our amended and restated articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with the Amendment. Accordingly, shareholders will have no right to dissent and obtain payment for their shares.

If Proposal II is approved, the Amendment will be filed with Department of State of the State of Florida promptly after the Annual Meeting and will be effective on the date of filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL III: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO PRESERVE THE COMPANY’S TAX ASSETS

On April 13, 2018, the Board unanimously adopted a resolution proposing to amend our amended and restated articles of incorporation to protect the significant potential long term tax benefits presented by our net operating loss carryforwards (“NOLs”), and recommending the Protective Amendment to our shareholders for approval. The form of Protective Amendment is attached as Annex B to this proxy statement.

For the reasons discussed below under “Background of the Protective Amendment,” our Board recommends that the Company’s shareholders adopt the Protective Amendment. The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our shareholders’ best interests to adopt the Protective Amendment to help protect our NOLs. As of December 31, 2017, the aggregate carryforward amount of the Company’s NOLs was $328.4 million.

The purpose of the Protective Amendment is to assist us in protecting value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board has adopted resolutions approving and declaring the advisability of amending our amended and restated articles of incorporation, as described below, and the complete text of the Protective Amendment is attached as Annex B to this proxy statement. However, in order for the Protective Amendment to be implemented, it first must be approved by shareholders at the Annual Meeting.

The Protective Amendment, if approved by shareholders, would become effective upon the filing of amendment to our amended and restated articles of incorporation with the Secretary of State of the State of Florida, which we would expect to do as soon as practicable after the Protective Amendment is approved by shareholders. Even if approved by the shareholders, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Florida.

Background of the Protective Amendment

Our past operations generated NOLs. Under federal tax laws, we generally can use these NOLs (to the extent not subject to limitations under Section 382) and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years from the date they were generated, at which point they expire. Until their expiration, we can “carry forward” and offset up to 100% of future ordinary income.   As a result of the enactment of Public Law 115-97, commonly referred to as the Tax Cuts and Jobs Act of 2017, NOLs generated after December 31, 2017 do not expire and may be carried forward indefinitely and used to offset up to 80% of ordinary income (computed without regard to the NOL deduction), however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years.  While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382. Under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, based on our studies, which we conduct at least annually, we currently believe that an ownership change has not yet occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.

After careful consideration, our Board has determined that the most effective way to protect the significant potential tax benefits presented by our NOLs is to adopt the Protective Amendment. The Protective Amendment is designed to prevent certain transfers of our securities that could result in an ownership change and is described below.  The complete text of the Protective Amendment is attached as Annex B to this proxy statement. The Protective Amendment will not be put into effect unless and until it is approved by shareholders at the Annual Meeting.

Our Board urges shareholders to read this Proposal III and the complete text of the Protective Amendment. It is important to note that the Protective Amendment does not offer a complete solution and that an ownership change may occur even if the Protective Amendment is approved by shareholders. There may be limitations on the enforceability of the Protective Amendment against shareholders who do not vote to approve it that may allow an ownership change to occur. The limitations of the Protective Amendment are described in more detail below.

Description of Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment attached as Annex B to this proxy statement.  Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our Common stock that result from the transfer of interests in other entities that own our Common stock) if the effect would be to:

•	Increase the direct or indirect ownership of our common stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our common stock; or
•	Increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our common stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% shareholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any shareholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this proxy statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any shareholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of common stock that does not involve a transfer of our securities within the meaning of Florida law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such shareholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by shareholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group.

In addition, our Board will have the discretion to approve a transfer of our Common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our shareholders’ best interests. If our Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our shareholders will be notified of any such determination through a filing with the Commission or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment

If our shareholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Florida, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i)  our Board’s determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year to which our Board determines that none of our NOLs may be carried forward and (ii) such date as our Board otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our shareholders’ best interests.

•

A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular shareholder or fact situation. Florida law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the transfer restriction is contained in a written notice required by Section 607.0626(2) of the Florida 1989 Business Corporation Act (“FBCA”); provided that no transfer restriction is enforceable if the holder or transferee had no actual knowledge of the transfer restrictions. We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Florida law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a shareholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a shareholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

•

Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among shareholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•

Each shareholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such shareholders and treated as a single “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among such shareholders are generally (but not always) excluded from the Section 382 calculation.

•

There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders.”   Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•

Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•

Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder.  Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•

Any redemption or buyback of common stock by us would increase the ownership of any Section 382 “5-percent shareholders” (including groups of shareholders who are not individually 5-percent shareholders) and can contribute to an ownership change.  In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Certain Considerations Related to the Protective Amendment

Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to Protective Amendment” is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is approved. Please consider the items discussed below in voting on Proposal III.

The IRS could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment is in place.

Continued Risk of Ownership Change

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our shareholders, and it may be subject to challenge on equitable grounds, as discussed above.

Potential Effects on Liquidity

The Protective Amendment will restrict a shareholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a shareholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a shareholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such shareholder. Shareholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our common stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, our Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.

Potential Anti-Takeover Impact

The reason our Board approved the Protective Amendment is to protect the significant potential tax benefits presented by our NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our shareholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of our Board. Accordingly, the overall effects of the Protective Amendment, if approved by our shareholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Protective Amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our Common stock

If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our Common stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.

Effect of the Protective Amendment If You Vote Against It

Florida law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the transfer restriction is contained in a written notice required by Section 607.0626(2) of the FBCA; provided that no transfer restriction is enforceable if the holder or transferee had no actual knowledge of the transfer restrictions. We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Florida law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether you are subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that you have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless you establish that you did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Protective Amendment.  Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal III.  Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote. Neither Florida law, nor our amended and restated articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with the Protective Amendment. Accordingly, shareholders will have no right to dissent and obtain payment for their shares.

If Proposal III is approved, the Protective Amendment will be filed with Department of State of the State of Florida promptly after the Annual Meeting and will be effective on the date of filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROTECTIVE AMENDMENT PROPOSAL.

PROPOSAL IV: APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL PURSUANT TO NASDAQ LISTING RULE 5635(d)

We are asking our shareholders to approve the issuance of up to $20 million in shares of our common stock, $0.01 par value, to Aspire Capital, LLC (“Aspire Capital”) pursuant to the common stock Purchase Agreement (the “Purchase Agreement”) between the Company and Aspire Capital dated October 17, 2017.  The rights, privileges, and preferences of the common stock which may be issued to

Aspire Capital under the Purchase Agreement are identical to the rights, privileges, and preferences of our common stock generally, as described on pages 20-21. The Purchase Agreement limits the number of shares we can sell to Aspire Capital thereunder to 3,787,698 shares, which represents 19.99% of our common stock outstanding prior to entering into the Purchase Agreement (the “Exchange Cap”), unless either (i) shareholder approval is obtained to issue more than the Exchange Cap, or (ii) the average price paid for all shares of common stock issued in excess of the Exchange Cap under the Purchase Agreement is equal to or greater than $1.48 per share, a price equal to the closing bid price of our common stock on the date we entered into the Purchase Agreement, in either case in compliance with Nasdaq Listing Rule 5635(d).

We have been using the net proceeds generated from the Purchase Agreement to fund our working capital needs.  As of April 13, 2018, the Company has issued an aggregate of 2,459,783 shares of its common stock to Aspire Capital pursuant to the Purchase Agreement (including 287,500 shares issued as a commitment fee). Unless our shareholders approve this proposal, the Exchange Cap will limit the number of additional shares we can sell to Aspire Capital to 1,327,915 shares.

Although we are seeking alternative sources of financing, the Board believes shareholder approval of the Purchase Agreement provides us flexibility to respond to future business needs and opportunities.

Background

On October 17, 2017, the Company entered into the Purchase Agreement with Aspire Capital. Upon the terms and subject to the conditions and limitations set forth in the Purchase Agreement, Aspire Capital is committed to purchase up to an aggregate of $20 million of our shares of common stock over the 30-month term of the Purchase Agreement, which commenced in October 2017. In consideration for entering into the Purchase Agreement, concurrently with the execution of the Purchase Agreement, we issued to Aspire Capital 287,500 shares of our common stock as a commitment fee and upon execution of the Purchase Agreement, we sold to Aspire Capital 312,500 shares of common stock at $1.60 per share, for gross proceeds of $0.5 million.  Concurrently with entering into the Purchase Agreement, we entered into a registration rights agreement with Aspire Capital, in which we agreed to file one or more registration statements as permissible and necessary to register under the Securities Act of 1933, as amended (the “Securities Act”) the sale of the shares of our common stock that have been and may be issued to Aspire Capital under the Purchase Agreement. The Company filed a registration statement on Form S-1 (File No. 333-221250) registering the resale of up to 4,000,000 shares of our common stock by Aspire Capital, which registration statement was declared effective by the SEC on November 27, 2017.  Under the Purchase Agreement, we have the right but not the obligation to register for sale more than the 4,000,000 shares of common stock previously registered.

As part of the Purchase Agreement, on any trading day on which the closing sale price of our common stock is not less than $0.50 per share, we have the right, in our sole discretion, to present Aspire Capital with a notice (the “Purchase Notice”), directing Aspire Capital to purchase up to 150,000 registered shares of our common stock per business day, up to $20 million of our common stock in the aggregate over the 30-month term of the Purchase Agreement, at a purchase price calculated by reference to the prevailing market price of our common stock over the preceding 10-business day period (the “Purchase

Price”); however, no sale pursuant to a Purchase Notice may exceed $0.5 million per trading day.  The Purchase Price is equal to the lesser of (i) the lowest sale price of our common stock on the purchase date; or (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the ten consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, on any date on which we submit a Purchase Notice to Aspire Capital for the purchase of 150,000 shares, we also have the right to direct Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of our common stock traded on the Nasdaq Capital Market on the next trading day (the “VWAP Purchase Notice”), at a price threshold which is equal to at least 80% of the closing price of the Company’s common stock on the business day immediately preceding the VWAP Purchase Date, or such higher price as set by us. The VWAP purchase price of such shares is the lower of (i) the closing sale price on the VWAP purchase date; or (ii) 97% of the volume-weighted average price for our common stock traded on the Nasdaq Capital Market either (a) on the VWAP purchase date, if the aggregate shares to be purchased on that date have not exceeded the maximum permitted to be sold pursuant to the Purchase Agreement, or (b) during that portion of the VWAP purchase date until the aggregate shares exceed the maximum permitted or the sale price falls below the specified minimum.

We may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed.

Shareholder Approval Requirement

As noted above, the Purchase Agreement restricts the amount of shares that may be sold to Aspire Capital to the Exchange Cap, or 3,787,698 shares.  We can remove this Exchange Cap by obtaining shareholder approval in compliance with the applicable Listing Rules of the Nasdaq Stock Market. Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Shareholder approval of this proposal will constitute shareholder approval for purposes of Nasdaq Listing Rule 5635(d).

We are seeking shareholder approval for the issuance of up to $20 million of our common stock under the Purchase Agreement.

Reasons for Transaction and Effect on Current Shareholders

The Board has determined that the Purchase Agreement with Aspire Capital is in the best interests of the Company and its shareholders because the right to sell shares to Aspire Capital provides the Company with a reliable source of capital and the ability to access that capital when and as needed.

The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Aspire Capital pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

The Purchase Agreement provides that we shall not issue, and Aspire Capital shall not purchase, any shares of our common stock under the Purchase Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our common stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Aspire Capital and its affiliates, would result in the beneficial ownership by Aspire Capital and its affiliates of more than 14.99% of our then issued and outstanding shares of common stock. Unlike the Exchange Cap, which limits the aggregate number of shares we may issue to Aspire Capital under the Purchase Agreement, this beneficial ownership limitation limits the number of shares Aspire Capital may beneficially own at any one time to 14.99% of our outstanding common stock. Consequently, the number of shares Aspire Capital may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our common stock increases over time. Aspire Capital may sell some or all of the shares it purchases under the Purchase Agreement, permitting it to purchase additional shares in compliance with the beneficial ownership limitation. We are not seeking shareholder approval to lift such 14.99% beneficial ownership limitation.

Furthermore, upon shareholder approval of the Protective Amendment in Proposal III, the number of shares Aspire Capital may beneficially own at any one time would be limited to 4.99% of our outstanding common stock (notwithstanding the 14.99% cap set forth in the Purchase Agreement), unless otherwise approved by our Board.  Our Board has no plan or agreement to approve an exception to the Protective Amendment for Aspire Capital, should shareholders approve such amendment.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal IV. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal IV. Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.  Neither Florida law, nor our amended and restated articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with Proposal IV.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RESOLUTION TO APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d).

AUDIT AND ACCOUNTING RELATED FEES FOR THE YEARS ENDED 2016 AND 2017

The firm of PricewaterhouseCoopers LLP (“PWC”) has acted as our principal accountants for the years 2016 and 2017. The following is a summary of fees paid to the principal accountants for services rendered.

Audit Fees.  For the years ended December 31, 2016 and 2017, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with regulatory filings were approximately $445,000 and $545,000, respectively.

Audit Related Fees.  For the years ended December 31, 2016 and 2017, there were no fees billed for professional services by our principal accountants for assurance and related services.

Tax Fees.  For the years ended December 31, 2016 and 2017, fees billed for professional services rendered by our principal accountants for tax compliance, tax advice or tax planning were $0 and $4,975, respectively.

All Other Fees.  For the year ended December 31, 2016, and 2017, fees billed by our principal accountants for an accounting software license were $0 and $900, respectively.

All the services discussed above were approved by our audit committee. The audit committee pre-approves the services to be provided by our principal accountants, including the scope of the annual audit and non-audit services to be performed by the principal accountants and the principal accountants’ audit and non-audit fees.

AUDIT COMMITTEE REPORT

Pursuant to the charter of the audit committee originally adopted on April 25, 2003, as amended on July 31, 2006, March 5, 2012, and December 3, 2012 the audit committee’s responsibilities include, among other things:

•	annually reviewing and reassessing the adequacy of the audit committee’s formal charter;

•

reviewing and discussing our annual audited financial statements, our interim financial statements, and the adequacy of our internal controls and procedures with our management and our independent auditors;

•	reviewing the quality of our accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	appointing the independent auditor, which firm will report directly to the audit committee;

•	reviewing the independence of the independent auditors; and

•	reviewing and approving all related party transactions on an ongoing basis.

The audit committee also pre-approves the services to be provided by our independent auditors. During the year ended December 31 2017, the committee reviewed in advance the scope of the annual audit and non-audit services to be performed by the independent auditors and the independent auditors’ audit and non-audit fees and approved them.

The audit committee reviewed and discussed our audited financial statements for 2017 with management, as well as with our independent auditors. During 2017 and thereafter, the audit committee met privately at regularly scheduled meetings and held discussions with management, including the chief financial officer and our independent auditors. Management represented to the audit committee that our financial statements were prepared in accordance with generally accepted accounting principles. The audit committee also discussed and reviewed with management and the independent auditors the internal controls and procedures of the audit functions and the objectivity of the process of reporting on the financial statements. The committee discussed with management financial risk exposures relating to our company and the processes in place to monitor and control the resulting exposure, if any.

The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in our financial statements and compliance with Section 10A of the Securities Exchange Act of 1934. The committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the committee concerning independence, and the committee discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the audit committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10‑K for the year ended December 31, 2017 for filing with the SEC. The audit committee also recommended to the Board the appointment of BDO USA, LLP as the independent auditors for the year ending December 31, 2018.

Submitted by the Audit Committee:

John Metcalf (Chair)

William Hightower

Papken der Torossian

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed in our Current Report on Form 8-K filed with the SEC on April 13, 2018, on April 9, 2018, the Company dismissed PWC as the Company’s independent registered public accounting firm.  The Audit Committee of the Board participated in and approved the decision to change the Company’s independent registered public accounting firm.

PWC’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PWC’s reports for the years ended December 31, 2017 and 2016 included an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2017 and 2016, and through the subsequent interim period through April 9, 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to PWC’s satisfaction, would have caused PWC to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning if Item 304(a)(1)(v) of Regulation S-K.

We provided PWC with a copy of our Current Report on Form 8-K disclosing the dismissal of PWC as our independent registered public accounting firm and requested that PWC provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of PWC’s letter dated April 13, 2018, is attached as Exhibit 16.1 to the Current Report on Form 8-K.

On April 9, 2018, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s year ended December 31, 2018, subject to completion of BDO’s standard client acceptance procedures and execution of an engagement letter.  On April 13, 2018, BDO completed its procedures, accepted appointment as the Company’s independent registered public accounting firm and the Audit Committee executed an engagement letter with BDO.

During the fiscal years ended December 31, 2017 and 2016, and through the subsequent interim period through April 9, 2018, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

.

PROPOSAL V: RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BDO USA, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018.  The Board recommends ratification of the audit committee’s selection of BDO.  At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of BDO for the year ending December 31, 2018.  A representative of BDO is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate. A representative from PWC is not expected to attend the Annual Meeting.

The selection of BDO as our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the selection to our shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the audit committee. The Sarbanes-Oxley Act of 2002 requires that the audit committee be directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. While the audit committee is not required to take any action as a result of the outcome of the vote on this proposal, if our shareholders do not ratify the appointment, the audit committee will reconsider whether to retain BDO and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of BDO as our independent registered public accounting firm. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal V.  Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Holders

The following table sets forth certain information as of April 13, 2018 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each of our executive officers, and (iv) all of our directors, director nominees and executive officers as a group (based upon information furnished by those persons).

As of April 13, 2018, 24,106,561 shares of our common stock were issued and outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class[1]
EXECUTIVE OFFICERS AND DIRECTORS
Jeffrey Parker [13]	518,825	[2]	2.13%
Cynthia Poehlman [13]	106,693	[3]	*
Gregory Rawlins [13]	79,830	[6]	*
David Sorrells [13]	148,742	[4]	*
John Stuckey [13]	81,276	[5]	*
Papken der Torossian [13]	151,123	[7]	*
William Hightower [13]	61,536	[7]	*
John Metcalf [13]	75,726	[8]	*
Frank Newman [13]	72,500	[9]	*
Paul Rosenbaum [13]	450,992	[9]	1.90%
Robert Sterne [13]	79,386	[10]	*
Nam Suh [13]	67,186	[11]	*
All directors, director nominees and executive officers as a group (12 persons)	1,893,815	[12]	7.64%

* Less than 1%

1   Percentage is calculated based on all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.  Unless otherwise indicated, each person or group has sole voting and dispositive power over all such shares of common stock.

2   Includes 180,000 shares of common stock issuable upon currently exercisable options, 25,000 RSUs subject to vest within 60 days, 189,879 shares held by Mr. Parker directly, 117,259 shares held by Jeffrey Parker and Deborah Parker Joint Tenants in Common, over which Mr. Parker has shared voting and dispositive power, and 6,687 shares owned of record by Mr. Parker’s child over which he disclaims ownership.

3   Includes 56,500 shares of common stock issuable upon currently exercisable options.

4   Includes 96,500 shares of common stock issuable upon currently exercisable options.

5   Includes 55,650 shares of common stock issuable upon currently exercisable options.

6   Includes 36,668 shares of common stock issuable upon currently exercisable options and 12,500 RSUs subject to vest within 60 days.

7   Includes 31,121 shares of common stock issuable upon currently exercisable options and excludes 75,757 unvested RSUs.

8   Includes 28,811 shares of common stock issuable upon currently exercisable options and excludes 37,878 unvested RSUs and 48,367 shares of common stock issuable upon options that may become exercisable in the future..

9   Includes 35,000 shares of common stock issuable upon currently exercisable options and excludes 15,000 unvested RSUs and 15,000 shares of common stock issuable upon options that may become exercisable in the future.

10   Includes 31,121 shares of common stock issuable upon currently exercisable options and excludes 96,735 shares of common stock issuable upon currently options that may become exercisable in the future.

11  Includes 31,121 shares of common stock issuable upon currently exercisable options and excludes 37,878 unvested RSUs and 48,367 shares of common stock issuable upon currently options that may become exercisable in the future.

12  Includes 37,500 RSUs subject to vest within 60 days and 648,613 shares of common stock issuable upon currently exercisable options held by directors and officers and excludes 257,270 unvested RSUs and 223,469 shares of common stock issuable upon currently options that may become exercisable in the future (see notes 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 above).

13  The person’s address is 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended December 31, 2017, our executive officers, directors and ten percent shareholders filed all reports required by Section 16(a) of the Exchange Act on a timely basis.

Equity Compensation Plan Information

The following table gives information as of March 31, 2018 about shares of our common stock authorized for issuance under all of our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders[1]	1,402,654	$14.60	704,665
Equity compensation plans not approved by security holders	-	$-	-
Total	1,402,654		704,665

1   Includes the 2000 Plan, the 2008 Plan and the 2011 Plan. The type of awards that may be issued under each of these plans is discussed more fully in Note 10 to our financial statements included in Item 8 of our Annual Report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid approximately $30,000 and $412,000 in 2017 and 2016, respectively, for patent-related legal services to the law firm of Sterne, Kessler, Goldstein & Fox, PLLC (“SKGF”), of which Robert Sterne, is a partner.  In February 2016, we entered into an agreement with SKGF to convert $825,000 in outstanding unpaid fees to an unsecured note payable.  We pay interest on the balance of the note monthly at a rate of 8% per annum and the note matured on December 31, 2017.  In January 2018, we amended the note, retroactive to December 31, 2017 to allow for payments of interest only payments through March 2018 and payments of principle and interest from March 2018 through March 31, 2020.  We paid SKGF $66,000 and $60,500 in interest in 2017 and 2016, respectively in conjunction with the note payable.

In February 2017, Mr. Paul Rosenbaum, one of our directors since December 2016, purchased 80,510 shares of our common stock in an unregistered sale of equity securities at a purchase price of $2.11 per share, which represented the closing bid price of our common stock on the purchase date.

On March 26, 2018 three of our directors purchased an aggregate of 200,000 shares of our common stock in an unregistered sale of equity securities at a purchase price of $0.83 per share, which represented the closing bid price of our common stock on the purchase date.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. In certain instances, the full Board may review and approve a transaction. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. We require each of our directors and executive officers to complete a questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, officer or employee.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals of shareholders intended to be presented at the 2019 annual meeting must be received at our offices by January 1, 2019 for inclusion in the proxy materials relating to that meeting.

Our by-laws contain provisions intended to promote the efficient functioning of our shareholder meetings. Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings. Under our by-laws, in order to properly bring business before a shareholder meeting or nominate a person for election as a director, a shareholder must provide us with written notice, at least 120 days prior to the first anniversary of the mailing of this proxy statement, of any such business the shareholder proposes for consideration, even if the shareholder does not intend to include such proposal in our proxy materials, or any such person the shareholder intends to nominate for election as a director. This notice must be received for the annual meeting in the year held 2019 no later than January 1, 2019. A notice of a shareholder proposal or nomination must include the information set forth in our bylaws.

Shareholder proposals and nominations should be addressed to Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

Annex A

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

PARKERVISION, INC.

__________________________________

Pursuant to Section 607.1006 of the

Florida 1989 Business Corporation Act

__________________________________

FIRST:  The name of the Corporation is ParkerVision, Inc.

SECOND:  This amendment to the Amended and Restated Articles of Incorporation of the Corporation was approved and adopted, as prescribed by Section 607.1003 of the Florida 1989 Business Corporation Act, by the Board of Directors at a meeting held April 13, 2018 and by the holders of the common stock of the Corporation at a meeting held on June 12, 2018. The number of votes cast for the amendment by the shareholders was sufficient for approval. Only the holders of common stock were entitled to vote on the amendment.

THIRD:  This amendment is to be effective immediately upon filing.

FOURTH:  Article IV of the Amended and Restated Articles of Incorporation of the Corporation is further amended by deleting the first paragraph of Article IV, Section 4.1, and in its place substituting the following:

Section 4.1   Authorized Capital.  The number of shares of stock which this corporation is authorized to issue shall be 55,000,000 shares, of which 40,000,000 shares shall be voting common stock having a par value of $0.01 and 15,000,000 shares shall be Preferred Stock having a par value of $1.00 per share.

IN WITNESS WHEREOF, we have executed this amendment to the Articles of Incorporation, as amended, this ____day of ___ June, 2018.

PARKERVISION, INC.

By:
Jeffrey L. Parker
Chief Executive Officer

By:	/s/
Cynthia Poehlman
Secretary

A-1

Annex B

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

PARKERVISION, INC.

__________________________________

Pursuant to Section 607.1006 of the

Florida 1989 Business Corporation Act

__________________________________

FIRST:  The name of the Corporation is ParkerVision, Inc.

SECOND:  This amendment to the Amended and Restated Articles of Incorporation of the Corporation was approved and adopted, as prescribed by Section 607.1003 of the Florida 1989 Business Corporation Act, by the Board of Directors at a meeting held April 13, 2018 and by the holders of the common stock of the Corporation at a meeting held on June 12, 2018. The number of votes cast for the amendment by the shareholders was sufficient for approval. Only the holders of common stock were entitled to vote on the amendment.

THIRD:  This amendment is to be effective immediately upon filing.

FOURTH:  Article VIII of the Amended and Restated Articles of Incorporation of the Corporation is added as follows:

ARTICLE VIII:

Section 1. Definitions.

As used in this Article VIII, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

(a)	“4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Section 2 of this Article VIII.
(b)

“4.99-percent Shareholder” means a Person or group of Persons that is a “5-percent shareholder” of the Corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

(c)	“Agent” has the meaning set forth in Section 5 of this Article VIII.
(d)	“Board of Directors” means the board of directors of the Corporation.
(e)

“Code” means the United States Internal Revenue Code of 1986, as amended.  For the avoidance of doubt, Code also includes “An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018,” (P.L. 115-97).

(f)

“Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.

(g) (h)

“Effective Date” means the initial date of filing of these Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation with the Secretary of State of the State of Florida.

“Excess Securities” has the meaning set forth in Section 4 of this Article VIII.

(i)

“Expiration Date” means the earliest of (i)  the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article VIII is no longer necessary or desirable for the preservation of Tax Benefits, (ii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iii) such date as the Board of Directors shall fix in accordance with Section 12 of this Article VIII.

(j)

“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

(k)

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1),and shall include any successor (by merger or otherwise) of any such entity or group.

(l)	“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.
(m)	“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article VIII.
(n)	“Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).
(o)	“Purported Transferee” has the meaning set forth in Section 4 of this Article VIII.
(p)	“Remedial Holder” has the meaning set forth in Section 7 of this Article VIII.
(q)	“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).
(r)

“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(s)

“Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(t)

“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(u)	“Transferee” means any Person to whom Corporation Securities are Transferred.
(v)	“Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

Section 2. Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article VIII any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Shareholder or (b) the Percentage Stock Ownership in the Corporation of any 4.99-percent Shareholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article VIII in respect of such transaction.

Section 3. Exceptions.

(a)	Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.

(b)

The restrictions set forth in Section 2 of this Article VIII shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3 of this Article VIII, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article VIII through duly authorized officers or agents of the Corporation. Nothing in this Section 3 of this Article VIII shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Section 4. Excess Securities.

(a)

No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this Article VIII or until an approval is obtained under Section 3 of this Article VIII. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this Article VIII shall also be a Prohibited Transfer.

(b)

The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Company with respect to its direct or indirect ownership interests in such Corporation Securities. The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article VIII, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article VIII as a condition to registering any transfer.

Section 5. Transfer to Agent. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that a Transfer constitutes a Prohibited Transfer, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this Article VIII if the Agent rather than the Purported Transferee had resold the Excess Securities.

Section 6. Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code.

The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6 of this Article VIII. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 of this Article VIII inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

Section 7. Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of Corporation Securities within the meaning of Florida law but that would cause a 4.99-percent Shareholder to violate a restriction on Transfers provided for in this Article VIII, the application of Sections 5 and 6 of this Article VIII shall be modified as described in this Section 7 of this Article VIII. In such case, no such 4.99-percent Shareholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Shareholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Shareholder (such 4.99-percent Shareholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Shareholder, following such disposition, not to be in violation of this Article VIII. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this Article VIII, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Shareholder or such other Person. The purpose of this Section 7 of this Article VIII is to extend the restrictions in Sections 2 and 5 of this Article VIII to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section 7 of this Article VIII, along with the other provisions of this Article VIII, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

Section 8. Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 5 of this Article VIII (whether or not made within the time specified in Section 5 of this Article VIII), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 of this Article VIII shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article VIII being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section 5 of this Article VIII to constitute a waiver or loss of any right of the Corporation under this Article VIII. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article VIII.

Section 9. Liability. To the fullest extent permitted by law, any shareholder subject to the provisions of this Article VIII who knowingly violates the provisions of this Article VIII and any Persons controlling, controlled by or under common control with such shareholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

Section 10. Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article VIII or the status of the Tax Benefits of the Corporation.

Section 11. Legends. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article VIII bear the following legend:

“THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE AMEDNED AND RESTATED ARTICLES OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT SHAREHOLDER (AS DEFINED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE AMENDED AND RESTATED ARTTICLES OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE FLORIDA BUSINESS CORPORATION ACT (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CAUSE THE 4.99-PERCENT SHAREHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this Article VIII also bear a conspicuous legend referencing the applicable restrictions.

Section 12. Authority of Board of Directors.

(a)

The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article VIII, including, without limitation, (1) the identification of 4.99-percent Shareholders, (2) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.99-percent Shareholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this Article VIII, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article VIII. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article VIII for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article VIII.

(b)

Nothing contained in this Article VIII shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its shareholders in preserving the Tax Benefits. Without limiting the generality of the foregoing ,in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article VIII, (3) modify the definitions of any terms set forth in this Article VIII or (4) modify the terms of this Article VIII as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Shareholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(c)

In the case of an ambiguity in the application of any of the provisions of this Article VIII, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article VIII requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article VIII. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article VIII. The Board of Directors may delegate all or any portion of its duties and powers under this Article VIII to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article VIII through duly authorized officers or agents of the Corporation. Nothing in this Article VIII shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

Section 13. Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article VIII. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any shareholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

Section 14. Benefits of this Article VIII. Nothing in this Article VIII shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article VIII. This Article VIII shall be for the sole and exclusive benefit of the Corporation and the Agent.

Section 15. Severability. The purpose of this Article VIII is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article VIII or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article VIII.

Section 16. Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article VIII, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

Said Articles of Amendment were duly adopted in accordance with the provisions of Section 607.1006 of the Florida Business Corporation Act.

IN WITNESS WHEREOF, we have executed this amendment to the Articles of Incorporation, as amended, this ____day of ___________, 2018.

PARKERVISION, INC.

By:	/s/
Jeffrey L. Parker
Chairman of the Board

By:	/s/
Cynthia Poehlman
Secretary